CONSENT

         CONSENT (this "CONSENT"), dated as of March 16, 2000, to the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SAFETY-KLEEN SERVICES, INC. (formerly known as LES, Inc.), a Delaware corporation (the "COMPANY"), SAFETY-KLEEN LTD. (successor to Safety-Kleen (Canada) Ltd., which was formerly known as Laidlaw Environmental Services (Canada) Ltd.), a Canadian corporation and a wholly owned subsidiary of the Company (together with the Company, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "GENERAL ADMINISTRATIVE AGENT"), THE TORONTO-DOMINION BANK, as Canadian administrative agent, TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, BANK OF AMERICA (formerly known as Nationsbank, N.A.), BANK ONE, N.A. (formerly known as The First National Bank of Chicago) and WACHOVIA BANK, N.A., as managing agents, THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent, and BANK OF AMERICA (formerly known as Nationsbank, N.A.), as syndication agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrowers, the General Administrative Agent and the Lenders have entered into the Fourth Amendment, dated as of March 13, 2000, to the Credit Agreement (the "Fourth Amendment"); and

         WHEREAS, the Company has requested that the Lenders consent to certain actions in furtherance of the transactions set forth in the Fourth Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

         1. Defined Terms.  Unless  otherwise  defined  herein,  all capitalized
            -------------
terms used herein shall have the meanings given to them in the Credit Agreement.

         2. Consent. The Lenders hereby consent to the execution and delivery by
            -------
the General Administrative Agent of a subordination agreement, whereby the Mortgage on the real property of Safety-Kleen Systems, Inc. located in Elgin, Illinois, shall be subordinated to the liens and mortgage granted by Safety-Kleen Systems, Inc. on such property pursuant to Section 10.3(m).

         3. Representation and Warranty.  The Company represents and warrants to
            ---------------------------
each  Administrative   Agent  and  Lender  that,  after  giving  effect  to  the
transactions  contemplated


093110-0154-01964-A03FN00L-CST
hereby, on the date hereof, the fair value of the Collateral is equal to or greater than the aggregate amount of the Obligations taking into account all prior Liens on the Collateral securing other Indebtedness.

         4. Conditions to Effectiveness.  This Consent shall become effective as
            ---------------------------
of the date first above written when (i) each of the Required Lenders, the General Administrative Agent and the Borrowers shall have executed and delivered this Consent and (ii) each Guarantor shall have acknowledged and agreed to this Consent.

         5. Continuing Effects.  Except as expressly modified hereby, the Credit
            ------------------
Agreement and the Supplement shall continue to be and shall remain in full force and effect in accordance with their respective terms.

         6.  Expenses.  The  Company  agrees to pay and  reimburse  the  General
             --------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Consent, including the reasonable fees and expenses of counsel.

         7. Counterparts. This Consent may be executed on any number of separate
            ------------
counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.  GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND
             -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                            SAFETY-KLEEN SERVICES, INC. (formerly
                               known as LES, Inc.)


                               By:   /s/ Henry H. Taylor
                                     --------------------------
                                     Name:  Henry H. Taylor
                                     Title: Secretary

                            SAFETY-KLEEN LTD. (successor to Safety-Kleen
                              Services (Canada) Ltd., which was formerly known as Laidlaw Environmental Services (Canada) Ltd.)


                              By:  /s/ Henry H. Taylor
                                   ----------------------------
                                   Name:  Henry H. Taylor
                                   Title: Secretary

                            TORONTO DOMINION (TEXAS), INC., as
                              General Administrative Agent and Lender

                              By:  /s/ Warren Finlay
                                   ----------------------------
                                   Name:  Warren Finlay
                                   Title: President

                            THE TORONTO-DOMINION BANK, as Canadian
                              Administrative Agent

                              By:  /s/ Wagner M. Shiplo
                                   ----------------------------
                                   Name:  Wagner M. Shiplo
                                   Title: Manager, Syndicated Loans Agency

                            TD SECURITIES (USA) INC., as Arranger


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            THE TORONTO-DOMINION BANK, as a Lender


                              By:  /s/ Warren Finlay
                                   ----------------------------
                                   Name:  Warren Finlay
                                   Title: President:

                            THE  BANK  OF  NOVA  SCOTIA,  as  Managing
                              Agent, Co-Documentation Agent and Lender


                              By:  /s/ William E. Zarrett
                                   ----------------------------
                                   Name:  William E. Zarrett
                                   Title: Managing Director

                            THE FIRST NATIONAL BANK OF CHICAGO,
                              n/k/a BankOne, NA, as Managing Agent,  Co-
                              Documentation Agent and Lender


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            BANK OF AMERICA (formerly known as
                              Nationsbank, N.A.), as Syndication Agent,
                              Managing Agent and Lender


                              By:  /s/ William Crawford
                                   ----------------------------
                                   Name:  William Crawford
                                   Title: Managing Director

                            WACHOVIA BANK, N.A., as Managing Agent
                              and Lender

                              By:  /s/ Donald E. Sellers, Jr.
                                   ---------------------------
                                   Name:  Donald E. Sellers, Jr.
                                   Title: Vice President

                            THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:  /s/ Karl Kiefer
                                   ----------------------------
                                   Name:  Karl Kiefer
                                   Title: Duly Authorized Signatory

                            COMERICA BANK


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            FLEET NATIONAL BANK


                              By:  /s/ Thomas D. Opie
                                   ----------------------------
                                   Name:  Thomas D. Opie
                                   Title: VP

                            ROYAL BANK OF CANADA


                              By:
                                   ----------------------------
                                   Name:
                                   Title:


                            CREDIT INDUSTRIEL ET COMMERCIAL


                              By:  /s/ Sean Mounier
                                   ----------------------------
                                   Name:  Sean Mounier
                                   Title: First Vice President

                              By:  /s/ Brian O'Leary
                                   ----------------------------
                                   Name:  Brian O'Leary
                                   Title: Vice President

                            HSBC BANK USA (formerly Marine Midland
                              Bank)


                              By:  /s/ Kevin J. Ayers
                                   ------------------
                                   Name:  Kevin J. Ayers
                                   Title: V. P.

                            THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD.


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            FLEET BUSINESS CREDIT CORPORATION
                              (formerly Sanwa Business Credit Corporation)


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            SOCIETE GENERALE


                              By:  /s/ Robert Petersen
                                   ----------------------------
                                   Name:  Robert Petersen
                                   Title: Director

                            SOUTHERN PACIFIC BANK


                              By: /s/ Mun Young Kim
                                   ----------------------------
                                   Name:  Mun Young Kim
                                   Title: Vice President

                            CREDIT LYONNAIS ATLANTA AGENCY


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            COOPERATIEVE CENTRALE RAIFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND" NEW YORK BRANCH


                              By:  /s/ Ian Reece
                                   ----------------------------
                                   Name:  Ian Reece
                                   Title: Senior Vice President

                              By:  /s/ Olietier B. Turnbull
                                   ----------------------------
                                   Name:  Olietier B. Turnbull
                                   Title: Vice President

                            COMMERCIAL LOAN FUNDING TRUST I

                              By: Lehman Commercial Paper Inc., not in its individual capacity but solely as administrative agent


                                   By:
                                        -----------------------
                                        Name:
                                        Title:

                            CREDIT SUISSE FIRST BOSTON


                              By:
                                   ----------------------------
                                   Name:
                                   Title:


                              By:
                                   ----------------------------
                                   Name:
                                   Title:e:

                            THE SAKURA BANK, LTD.


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            FIRSTAR BANK, N.A.


                              By:  /s/ Mark A. Whitson
                                   -------------------
                                   Name:  Mark A. Whitson
                                   Title: Vice President

                            BANK OF HAWAII


                              By:  /s/ Patricia Rohifing
                                   ----------------------------
                                   Name:  Patricia Rohifing
                                   Title: Vice President

                            CITIBANK, N.A.


                              By:  /s/ Bradley Dietz
                                   ----------------------------
                                   Name:  Bradley Dietz
                                   Title  Managing Director

                            THE SUMITOMO TRUST & BANKING CO.,
                              LTD., NEW YORK BRANCH


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            NATIONAL CITY BANK


                              By:  /s/ Robert C. Rowe
                                   ----------------------------
                                   Name:  Robert C. Rowe
                                   Title: Senior VP

                            BHF-BANK AKTIENGESELLSCHAFT


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            THE FUJI BANK, LIMITED


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                              By:  /s/ Luis Lavoie
                                   ----------------------------
                                   Name:  Louis Lavoie
                                   Title: Vice President

                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            KZH PONDVIEW LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            WEBSTER BANK


                              By:  /s/ Richard F. DiLorenzo
                                   -------------------------
                                   Name:  Richard F. DiLorenzo
                                   Title:    Sr. V.P.

                            BANQUE WORMS CAPITAL CORPORATION


                              By:
                                   ----------------------------
                                   Name:
                                   Title:


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            IMPERIAL BANK


                              By:  /s/ Ray Vadalma
                                   ----------------------------
                                   Name:  Ray Vadalma
                                   Title: Senior Managing Director

                            THE PRUDENTIAL INSURANCE COMPANY
                              OF AMERICA


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            GPSF SECURITIES, INC.


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            KZH CNC LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            SUMMIT BANK


                              By:  /s/ Robert L. Turnipseed
                                   ------------------------
                                   Name:  Robert L. Turnipseed
                                   Title: Vice president

                            METROPOLITAN LIFE INSURANCE
                              COMPANY

                              By:  /s/ Claudia Cromie
                                   ----------------------------
                                   Name:  Claudie Cromie
                                   Title: Director

                            FIRSTRUST BANK


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            BANCO ESPIRITO SANTO


                              By:
                                   ----------------------------
                                   Name:
                                   Title:


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            THE CITY NATIONAL BANK


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            VAN KAMPEN PRIME RATE INCOME TRUST


                              By:  /s/ Darvin D. Pierce
                                   ----------------------------
                                   Name:  Darvin D. Pierce
                                   Title: Vice President

                            OAK HILL SECURITIES FUND, L.P.

                              By: OAK HILL SECURITIES GENPAR, L.P.,
                                   its General Partner

                              By: OAK HILL SECURITIES MGP, INC., its
                                   General Partner

                              By:  /s/ William H. Bomsack, Jr.
                                   ----------------------------
                                   Name:  William H. Bomsack
                                   Title: V.P.

                            SENIOR DEBT PORTFOLIO

                              By:  BOSTON MANAGEMENT AND
                                   RESEARCH, as Investment Advisor

                                   By:  /S/ Payson F. Swaffield
                                        ------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                            VAN KAMPEN CLO I, LIMITED

                              BY:  VAN KAMPEN MANAGEMENT INC.,
                                   as Collateral Manager

                                   By:  /s/ Darvin D. Pierce
                                        ------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President

                            OCTAGON LOAN TRUST

                              By:  OCTAGON CREDIT INVESTORS, as
                                   Manager

                                   By:
                                        ----------------------------
                                        Name:
                                        Title:

                            FRANKLIN FLOATING RATE TRUST


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            AG CAPITAL FUNDING PARTNERS, L.P.

                              By:  ANGELO, GORDON & CO., L.P.,
                                   as Investment Advisor


                                   By:
                                        ----------------------------
                                        Name:
                                        Title:

                            FIRST DOMINION FUNDING I


                              By:  /s/ Andrew H. Marshak
                                   ----------------------------
                                   Name:  Andrew H. Marshak
                                   Title: Authorized Signatory

                            JACKSON NATIONAL LIFE INSURANCE
                              COMPANY

                              By: PPM AMERICA, INC., as attorney in fact on behalf of Jackson National Life Insurance Company

                                   By:  /s/ John (illegible)
                                        ------------------------
                                        Name:  John (illegible)
                                        Title: Managing Director

                            ELC (CAYMAN) LTD.


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            AMERICAN GENERAL ANNUITY
                              INSURANCE COMPANY, formerly
                              WESTERN NATIONAL LIFE INSURANCE
                              COMPANY


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            KZH CRESCENT LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            KZH CRESCENT-2 LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                              Name:  Peter Chin
                              Title: Authorized Agent

                            CRESCENT/MACH I PARTNERS, L.P.

                              By:  TCW ASSET MANAGEMENT
                                   COMPANY, as its Investment Manager

                                   By:  /s/ Mark L. Gold
                                        ------------------------
                                        Name:  Mark L. Gold
                                        Title: Managing Director

                            PAM CAPITAL FUNDING LP

                              By:  HIGHLAND CAPITAL MANAGEMENT,
                                   L.P., as Collateral Manager

                                    By:
                                        ----------------------------
                                        Name:
                                        Title:

                            KZH CYPRESSTREE-1 LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            PAMCO CAYMAN LTD.

                              By:  HIGHLAND CAPITAL MANAGEMENT,
                                   L.P., as Collateral Manager


                                   By:
                                        ------------------------
                                        Name:
                                        Title:

                            ARCHIMEDES FUNDING, LLC

                              BY:  ING CAPITAL ADVISORS, INC. as
                                   Collateral Manager

                                   By:  /s/ Kurt Wegleitner
                                        ------------------------
                                        Name:  Kurt Wegleitner
                                        Title: Vice President

                            ING HIGH INCOME PRINCIPAL
                              PRESERVATION FUND HOLDINGS, LDC

                              BY:  ING CAPITAL ADVISORS, INC., as
                                   Investment Advisor

                                   By:  /s/ Kurt Wegleitner
                                        ------------------------
                                        Name:  Kurt Wegleitner
                                        Title: Vice President

                            KZH SHOSHONE LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            KZH ING-1 LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title:   Authorized Agent

                            KZH PAMCO LLC


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            PACIFICA PARTNERS I, L.P.

                              By:  IMPERIAL CREDIT ASSET
                                   MANAGEMENT, as its Investment Manager

                                   By:  /s/ Dean K. Kawai
                                        ------------------------
                                        Name:  Dean K. Kawai
                                        Title: Vice President

                            KZH RIVERSIDE LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            PILGRIM AMERICAN HIGH INCOME
                              INVESTMENTS LTD.

                              By:  PILGRIM INVESTMENTS, INC.,
                                   as its Investment Manager

                                   By:  /s/ Charles E. LeMieux
                                        -----------------------
                                        Name:  Charles E. LeMieux, CFA
                                        Title: Assistant Vice President

                            KZH ING-2 LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                              BY:  INDOSUEZ CAPITAL as Portfolio
                                   Manager

                                   By:  /s/ Melissa Marano
                                        ------------------------
                                        Name:  Melissa Marano
                                        Title: Vice President

                            DELANO COMPANY

                              By:  PACIFIC INVESTMENT MANAGEMENT
                                   COMPANY, as its Investment Advisor

                              By:  PIMCO MANAGEMENT INC., a General
                                   Partner

                                   By:  /s/ John S. Loftus
                                        ------------------------
                                        Name:  John S. Loftus
                                        Title: Managing Director

                            KZH CRESCENT-3 LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            BALANCED HIGH-YIELD FUND I LTD.

                              By:  BHF-BANK AKTIENGESELLSCHAFT
                                   acting through its New York Branch, as its
                                   attorney-in-fact


                                   By:
                                        ----------------------------
                                        Name:
                                        Title:

                            STATE STREET BANK AND TRUST
                              COMPANY, as Trustee for GENERAL
                              MOTORS EMPLOYEES GLOBAL GROUP
                              PENSION TRUST


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            INDOSUEZ CAPITAL FUNDING III, LIMITED

                              By:  Indosuez Capital as Portfolio Advisor

                                   By:  /s/ Melissa Marano
                                        ------------------------
                                        Name:  Melissa Marano
                                        Title: Vice President

                            KZH SOLEIL LLC


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            ML CLO XII PILGRIM AMERICA (CAYMAN)
                              LTD.

                              By:  PILGRIM INVESTMENTS, INC., as its
                                   Investment Manager

                                   By:  /s/ Charles E. LeMieux
                                        ------------------------
                                        Name:  Charles E. LeMieux, CFA
                                        Title: Assistant Vice President

                            MLCLO XV PILGRIM AMERICA (CAYMAN)
                              LTD.

                              By:  PILGRIM INVESTMENTS, INC., as its
                                   Investment Manager

                                   By:  /s/ Charles E. LeMieux
                                        ------------------------
                                        Name:  Charles E. LeMieux, CFA
                                        Title: Assistant Vice President

                            MOUNTAIN CAPITAL CLO I LTD.


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            CERES FINANCE LTD.


                              By:  /s/ Gregory Stoeckle
                                   -------------------
                                   Name:
                                   Title:

                            OASIS COLLATERALIZED HIGH INCOME
                              PORTFOLIO I LTD

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT, INC.


                                   By:  /s/ Gregory Stoeckle
                                        ------------------------
                                        Name:
                                        Title:

                            BALANCED HIGH-YIELD FUND II LTD.

                              By: BHF-BANK AKTIENGESELLSCHAFT
                                   acting through its New York Branch, as its
                                   attorney-in-fact


                                   By:
                                        ------------------------
                                        Name:
                                        Title:

                            CAPTIVA III FINANCE, LTD. as advised by,
                              PACIFIC INVESTMENT MANAGAGEMENT
                              COMPANY

                              By:
                                   ----------------------------
                                   Name:
                                   Title:


                            EATON VANCE SENIOR INCOME TRUST

                              By:  EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                                   By:  /s/ Payson F. Swaffield
                                        ------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                            BLACK DIAMOND CLO 1998-1 LTD


                              By:
                                   ----------------------------
                                   Name:
                                   Title:


                            KZH LANGDALE LLC


                              By:  /s/ Peter Chin
                                   ----------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent

                            ARCHIMEDES FUNDING II, LTD.

                              BY:  ING CAPITAL ADVISORS, INC., as
                                   Collateral Manager

                                   By:  /s/ Kurt Wegleitner
                                        ------------------------
                                        Name:  Kurt Wegleitner
                                        Title: Vice President

                            ARCHIMEDES FUNDING III, LTD.

                              BY:  ING CAPITAL ADVISORS, LLC., as
                                   Collateral Manager

                                   By:  /s/ Kurt Wegleitner
                                        ------------------------
                                        Name:  Kurt Wegleitner
                                        Title: Vice President

                            SEQUILS-ING I (HBDGM), LTD.

                              BY:  ING CAPITAL ADVISORS, LLC., as
                                   Collateral Manager

                                   By:  /s/ Kurt Wegleitner
                                        ------------------------
                                        Name:  Kurt Wegleitner
                                        Title: Vice President

                            ALLIANCE CAPITAL FUNDING, L.L.C.

                                   By:  ALLIANCE CAPITAL MANAGEMENT
                                        L.P., as Manager on behalf of ALLIANCE
                                        CAPITAL FUNDING, L.L.L.

                                        By:  ALLIANCE CAPITAL
                                             MANAGEMENT CORPORATION,
                                             General Partner of Alliance Capital
                                             Management, L.P.


                                             By:
                                                  ------------------------
                                                  Name:
                                                  Title:

                            BATTERSON PARK CBO I

                              By:  GENERAL RE-NEW ENGLAND ASSET
                                   MANAGEMENT, INC., as Collateral Manager

                                   By:
                                        ------------------------
                                        Name:
                                        Title:

                            ATHENA CDO, LTD.

                              By:  PACIFIC INVESTMENT MANAGEMENT
                                   COMPANY as its investment advisor

                                   By:  PIMCO MANAGEMENT INC., a
                                        general partner


                                        By:  /s/ John S. Loftus
                                             -------------------
                                             Name:  John S. Loftus
                                             Title: Managing Director

                            SEQUILS I, LTD.

                              By:  TWC Advisors, Inc. as its
                                   Collateral Manager

                                   By:  /s/ Mark L. Gold
                                        ------------------------
                                        Name:  Mark L. Gold
                                        Title: Managing Director

                                   By:  /s/ Jonathan R. Insull
                                        ------------------------
                                        Name:  Jonathan R. Insull
                                        Title: Vice President


                            CAPTIVA II FINANCE LTD.


                              By:  /s/ (illegible)
                                   ----------------------------
                                   Name:  (illegible)
                                   Title: Director

                            STRATA FUNDING LTD.


                              By:  /s/ Gregory Stoeckle
                                   ----------------------------
                                   Name:
                                   Title:

                            ALLIANCE CAPITAL FUNDING, L.L.C.

                              By:  ALLIANCE CAPITAL MANAGEMENT
                                   L.P., as Manager on behalf of ALLIANCE
                                   CAPITAL FUNDING, L.L.L.

                              By:  ALLIANCE CAPITAL
                                   MANAGEMENT CORPORATION,
                                   General Partner of Alliance
                                   Capital Management, L.P.


                                   By:
                                        ------------------------
                                        Name:
                                        Title:

                            VAN KAMPEN SENIOR FLOATING RATE
                              FUND

                              By:  /s/ Darvin D. Pierce
                                   ----------------------------
                                   Name:  Darvin D. Pierce
                                   Title: Vice President

                            CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (E)

                              By:  TCW ASSET MANAGEMENT
                                   COMPANY, as Attorney-in-Fact

                                   By:  /s/ Mark L. Gold
                                        ------------------------
                                        Name:  Mark L. Gold
                                        Title: Managing Director

                                   By:  /s/ Jonathan R. Insull
                                        ------------------------
                                        Name:  Jonathan R. Insull
                                        Title  Vice President

                            AMARA 2 - FINANCE LTD

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT, INC., as Sub-Advisor

                                   By:  /s/ Gregory Stoeckle
                                        ------------------------
                                        Name:
                                        Title:

                            ROYALTON COMPANY

                              By:  PACIFIC INVESTMENT MANAGEMENT
                                   COMPANY, as its Investment Advisor

                                   By:  PIMCO MANAGEMENT INC.,
                                        a General Partner

                                        By:  /s/ John S. Loftus
                                             ----------------------------
                                             Name:  John S. Loftus
                                             Title: Managing Director

                            FLOATING RATE PORTFOLIO

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT INC., as attorney in fact


                                   By:  /s/ Gregory Stoeckle
                                        ---------------------------------
                                        Name:
                                        Title:

                            AERIES FINANCIE-II LIMITED

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT INC., as Sub-Managing Agent

                                   By:  /s/ Gregory Stoeckle
                                        ---------------------------------
                                        Name:
                                        Title:

                            AVALON CAPITAL LTD.

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT INC., as Portfolio Advisor

                                   By:  /s/ Gregory Stoeckle
                                        ---------------------------------
                                        Name:
                                        Title:

                            STRATA FUNDING LTD.

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT INC., as Sub-Managing Agent

                                   By:  /s/ Gregory Stoeckle
                                        ---------------------------------
                                        Name:
                                        Title:

                            CERES FINANCE LTD.

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT INC., as Sub-Managing Agent

                                   By:  /s/ Gregory Stoeckle
                                        ---------------------------------
                                        Name:
                                        Title:

                            TRITON CDO IV, LIMITED

                              By:  INVESCO SENIOR SECURED
                                   MANAGEMENT INC., as Investment Advisor

                                   By:  /s/ Gregory Stoeckle
                                        ------------------------
                                        Name:
                                        Title:

                            KISLAK NATIONAL BANK

                              By:  ING CAPITAL ADVISORS LLC., as
                                   Investment Advisor

                                   By:
                                        ------------------------
                                        Name:
                                        Title:

                            STB DELAWARE FUNDING TRUST I


                              By:  /s/ Donald C. Hargadon
                                   ----------------------------
                                   Name:  Donald C. Hargadon
                                   Title: Assistant Vice President

                            STATE STREET BANK AND TRUST
                              COMPANY, as Trustee for GENERAL
                              MOTORS WELFARE BENEFITS TRUST


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            NORTH AMERICAN SENIOR FLOATING RATE
                              FUND

                              By:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC.,
                                   as Portfolio Manager


                                   By:  /s/ illegible
                                        ----------------------------
                                        Name:
                                        Title

                            CYPRESSTREE SENIOR FLOATING RATE
                              FUND

                              By:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., its
                                   Portfolio Manager


                                   By:  /s/ illegible
                                        -----------------------------
                                        Name:
                                        Title:

                            CYPRESSTREE INVESTMENT PARTNERS I,
                              LTD

                              By:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., as
                                   Portfolio Manager


                                   By:  /s/ illegible
                                        -----------------------------
                                        Name:
                                        Title:

                            CYPRESSTREE INVESTMENT FUND, LLC

                              By:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., its
                                   Managing Member


                                   By:  /s/ illegible
                                        -----------------------------
                                        Name:
                                        Title:

                            CYPRESSTREE INSTITUTIONAL FUND, LLC

                              By:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., its
                                   Managing Member


                                   By:  /s/ illegible
                                        -----------------------------
                                        Name:
                                        Title:

                            CYPRESSTREE INVESTMENT MANAGEMENT
                              COMPANY, INC. AS: Attorney-in-Fact and on
                              Behalf of First Allmerica Financial Life
                              Insurance Company, as Portfolio Manager

                              By:  /s/ illegible
                                   ----------------------------
                                   Name:
                                   Title:

                            CYPRESSTREE INVESTMENT PARTNERS II,
                              LTD.

                              By:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., as
                                   Portfolio Manager


                                   By:  /s/ illegible
                                        --------------------------
                                        Name:
                                        Title:

                            KZH III LLC


                              By:
                                   ----------------------------
                                   Name
                                   Title:

                            KZH HIGHLAND-2 LLC


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            KZH IV LLC


                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                            FIRST UNION NATIONAL BANK


                              By:
                                   ----------------------------
                                   Name:
                                   Title

                            CYPRESSTREE INVESTMENT FUND, LLC

                              BY:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., its
                                   Managing Member

                                   By:  /s/ illegible
                                        -----------------------------
                                        Name:
                                        Title:

                            RABOBANK CANADA


                              By:
                                   ----------------------------
                                   Name:
                                   Title

                            CREDIT LYONNAIS CANADA


                              By:
                                   ----------------------------
                                   Name:
                                   Title

                            FIRST DOMINION FUNDING III


                              By:  /s/ Andrew H. Marshak
                                   ----------------------------
                                   Name:  Andrew H. Marshak
                                   Title: Authorized Signatory

                            FIRST DOMINION FUNDING II


                              By:  /s/ Andrew H. Marshak
                                   ----------------------------
                                   Name:  Andrew H. Marshak
                                   Title: Authorized Signatory

                            LEHMAN COMMERCIAL PAPER INC.


                              By:  /s/ Michael E. O'Brien
                                   ----------------------------
                                   Name:  Michael E. O'Brien
                                   Title: Authorized Signatory

                            VAN KAMPEN CLO II, LIMITED

                              By:  VAN KAMPEN MANAGEMENT INC., as
                                   Collateral Manager

                                   By:  /s/ Darvin D. Pierce
                                        -----------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President

                            KEMPER FLOATING RATE FUND


                              By:  /s/ Jonathan W. Trutter
                                   ----------------------------
                                   Name:
                                   Title:

                            INDOSUEZ CAPITAL FUNDING IV, L.P.

                              By:  INDOSUEZ CAPITAL, as Portfolio
                                   Advisor

                                   By:  /s/ Melissa Marano
                                        -----------------------------
                                        Name:  Melissa Marano
                                        Title: Vice President

                            BHF (USA) CAPITAL CORPORATION


                              By:  /s/ Richard Cameron
                                   ----------------------------
                                   Name:  Richard Cameron
                                   Title: Associate

                                   By:  /s/ Dana L. McDougall
                                        -----------------------------
                                        Name:  Dana L. McDougall
                                        Title: Vice President

                            BALANCED HIGH-YELD FUND I LTD.

                              By:  BHF (USA) CAPITAL CORPORATION,
                                   as Attorney-In-Fact

                                   By:  /s/ Richard Cameron
                                        -----------------------------
                                        Name:  Richard Cameron
                                        Title: Associate

                                   By:  /s/ Dana L. McDougall
                                        -----------------------------
                                        Name:  Dana L. McDougall
                                        Title: Vice President

                            BALANCED HIGH-YELD FUND II LTD.

                              By:  BHF (USA) CAPITAL CORPORATION,
                                   as Attorney-In-Fact

                                   By:  /s/ Richard Cameron
                                        -----------------------------
                                        Name:  Richard Cameron
                                        Title:  Associate

                                   By:  /s/ Dana L. McDougall
                                        -----------------------------
                                        Name:  Dana L. McDougall
                                        Title: Vice President

                            NOMURA BOND AND LOAN FUND

                              By:  NOMURA CORPORATE RESEARCH
                                   AND ASSET MANAGEMENT INC.
                                             AS
                                     INVESTMENT ADVISOR

                                   By:  /s/ Richard W. Stewart
                                        -----------------------------
                                        Name:  Richard W. Stewart
                                        Title: Director

                            OCTAGON INVESTMENT PARTNERS II, LLC

                              By:  OCTAGON CREDIT INVESTORS, LLC,
                                   as sub-investment manager


                                   By:
                                        -----------------------------
                                        Name:
                                        Title:

                            OCTAGON INVESTMENT PARTNERS III, LLC

                              By:  OCTAGON CREDIT INVESTORS, LLC,
                                   as sub-investment manager


                                   By:
                                        -----------------------------
                                        Name:
                                        Title:

                            TEXTRON FINANCIAL CORP.


                                   By:  /s/ R. Rodney Weaver
                                        -----------------------------
                                        Name:  R. Rodney Weaver
                                        Title: Vice President

                            OLYMPIC FUNDING TRUST, Series 1999-1

                              By:  /s/ Kelly C. Walker
                                   ----------------------------
                                   Name:  Kelly C. Walker
                                   Title: Authorized Agent

                            PPM SPYGLASS FUNDING TRUST

                                   By:  /s/ Kelly C. Walker
                                        -----------------------------
                                        Name:  Kelly C. Walker
                                        Title: Authorized Agent

                            WINGED FOOT FUNDING TRUST

                                   By:  /s/ Kelly C. Walker
                                        -----------------------------
                                        Name:  Kelly C. Walker
                                        Title: Authorized Agent

                            Zematt CBO, LTD.

                              By:  /s/ James Duplessie
                                   ----------------------------
                                   Name:  James Duplessie
                                   Title: Executive Director
                                          UBS AG, New York Branch

                            Bayerische Hypo-und Vereinsbank AG,
                              New York Branch

                              By:  /s/ Timothy Harrod
                                   ----------------------------
                                   Name:  Timothy Harrod
                                   Title:    Director

                              By:  /s/ Steven Simons
                                   ----------------------------
                                   Name:  Steven Simons
                                   Title: Associate Director

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned does hereby acknowledge and consent to the foregoing Consent. The undersigned does hereby confirm and agree that, after giving effect to such Consent, the Guarantee and Collateral Agreement is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

                              SAFETY-KLEEN CORP. (formerly known as
                                Laidlaw Environmental Services, Inc.)


                                By:  /s/ Henry H. Taylor
                                     -----------------------------
                                     Name:  Henry H. Taylor
                                     Title: Secretary

                              SAFETY-KLEEN SERVICES, INC. (formerly
                                known as LES, Inc.)
                              SAFETY-KLEEN (PECATONICA), INC.
                                (formerly known as Laidlaw Environmental
                                Services of Illinois, Inc.)
                              GSX CHEMICAL SERVICES OF OHIO, INC.
                              SAFETY-KLEEN (BDT), INC. (formerly known
                                as Laidlaw Environmental Services (BDT), Inc.)
                              SAFETY-KLEEN (FS), INC. (formerly known as
                                 Laidlaw Environmental Services (FS), Inc.)
                              SAFETY-KLEEN (GS), INC. (formerly known as
                                 Laidlaw Environmental Services (GS), Inc.)
                              SAFETY-KLEEN (CHATTANOOGA), INC.
                                 (formerly known as Laidlaw Environmental
                                 Services of Chattanooga, Inc.)
                              SAFETY-KLEEN (WHITE CASTLE), INC.
                                 (formerly known as Laidlaw Environmental
                                 Services of White Castle, Inc.)
                              SAFETY-KLEEN (CROWLEY), INC. (formerly
                                 known as Laidlaw Environmental Services
                                 (Recovery), Inc.)
                              SAFETY-KLEEN (TS), INC. (formerly known as
                                 Laidlaw Environmental Services (TS), Inc.)
                              SAFETY-KLEEN (WESTMORLAND), INC.
                                 (formerly known as Laidlaw Environmental
                                 Services (Imperial Valley), Inc.)

                              SAFETY-KLEEN (BUTTONWILLOW), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Lokern), Inc.)
                              SAFETY-KLEEN (CALIFORNIA), INC.
                                (formerly known as Laidlaw Environmental
                                of California, Inc.)
                              SAFETY-KLEEN (PINEWOOD), INC.(formerly
                                known as Laidlaw Environmental Services of
                                South Carolina, Inc.)
                              SAFETY-KLEEN (NE), INC.(formerly known as
                                Laidlaw Environmental Services
                                (North   East), Inc.)
                              SAFETY-KLEEN (LAPORTE), INC. (formerly
                                known as Laidlaw Environmental Services
                                (TES), Inc.)
                              SAFETY-KLEEN CHEMICAL SERVICES, INC.
                                (formerly known as Laidlaw Chemical Services, Inc.)
                              SAFETY-KLEEN (ROEBUCK), INC.(formerly
                                known as Laidlaw Environmental Services
                                (TOC), Inc.)
                              SAFETY-KLEEN (TG), INC. (formerly known as
                                Laidlaw Environmental Services (TG), Inc.)
                              SAFETY-KLEEN (ALTAIR), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Altair), Inc.)
                              SAFETY-KLEEN (WT), INC. (formerly known as
                                Laidlaw Environmental Services (WT), Inc.)
                              SAFETY-KLEEN (BARTOW), INC. (formerly
                                known as Laidlaw Environmental Services of Bartow, Inc.)
                              SAFETY-KLEEN (COLFAX), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Thermal Treatment), Inc.)
                              LEMC, INC.
                              SAFETY-KLEEN OSCO HOLDINGS, INC.
                                (formerly known as Laidlaw OSCO Holdings,
                                Inc.)
                              SAFETY-KLEEN (NASHVILLE), INC. (formerly
                                known as Laidlaw Environmental Services of Nashville, Inc.)
                              SAFETY-KLEEN (CLIVE), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Clive), Inc.)

                                                                               3
                              SAFETY-KLEEN (LONE AND GRASSY
                                MOUNTAIN), INC. (formerly known as
                                Laidlaw Environmental Services
                                (Lone and Grassy Mountain), Inc.)
                              SAFETY-KLEEN (TULSA), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Tulsa), Inc.)
                              SAFETY-KLEEN (SAN ANTONIO), INC.
                                  (formerly known as Laidlaw Environmental
                                Services (San Antonio), Inc.)
                              SAFETY-KLEEN (WICHITA), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Wichita), Inc.)
                              SAFETY-KLEEN (DELAWARE), INC. (formerly
                                known as Laidlaw Environmental Services of Delaware, Inc.)
                              USPCI, INC. OF GEORGIA
                              SAFETY-KLEEN (SAN JOSE), INC. (formerly
                                known as Laidlaw Environmental Services
                                (San Jose), Inc.)
                              SAFETY-KLEEN (SAWYER), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Sawyer), Inc.)
                              CHEMCLEAR, INC. OF LOS ANGELES
                              SAFETY-KLEEN (ROSEMOUNT), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Rosemount), Inc.)
                              SAFETY-KLEEN HOLDING'S, INC. (formerly
                                known as LES Holding's, Inc.)
                              SAFETY-KLEEN (PPM), INC. (formerly known
                                as Laidlaw Environmental Services (Tucker),
                                Inc.)
                              NINTH STREET PROPERTIES, INC.
                              SAFETY-KLEEN (MT. PLEASANT), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Mt. Pleasant), Inc.)
                              SAFETY-KLEEN (DEER TRAIL), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Deer Trail), Inc.)
                              SAFETY-KLEEN (MINNEAPOLIS), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Minneapolis), Inc.)
                              SAFETY-KLEEN (LOS ANGELES), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Los Angeles), Inc.)

                              SAFETY-KLEEN (BATON ROUGE), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Baton Rouge), Inc.)
                              SAFETY-KLEEN (PLAQUEMINE), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Plaquemine), Inc.)
                              SAFETY-KLEEN (BRIDGEPORT), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Bridgeport), Inc.)
                              SAFETY-KLEEN (DEER PARK), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Deer Park), Inc.)
                              SAFETY-KLEEN (TIPTON), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Tipton), Inc.)
                              SAFETY-KLEEN (SUSSEX), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Sussex), Inc.)
                              SAFETY-KLEEN (GLOUCESTER), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Gloucester), Inc.)
                              SAFETY-KLEEN (CUSTOM TRANSPORT),
                                INC. (formerly known as Laidlaw Environmental Services (Custom Transport), Inc.)
                              SAFETY-KLEEN (ARAGONITE), INC. (formerly
                                known as Laidlaw Environmental Services
                                (Aragonite), Inc.)
                              SAFETY-KLEEN (PUERTO RICO), INC.
                                (formerly known as Laidlaw Environmental
                                Services (Puerto Rico), Inc.)
                              SAFETY-KLEEN SYSTEMS, INC. (formerly
                                known as Safety-Kleen Corp.)
                              DIRT MAGNET, INC.
                              THE MIDWAY GAS & OIL CO.
                              ELGINT CORP.
                              SAFETY-KLEEN ENVIROSYSTEMS
                                COMPANY
                              SAFETY-KLEEN ENVIROSYSTEMS
                                COMPANY OF PUERTO RICO, INC.
                              PETROCON, INC.
                              PHILLIPS ACQUISITION CORP.
                              SAFETY-KLEEN (CONSULTING), Inc. (formerly
                                 known as Virogroup, Inc., which was formerly known as Safety-Kleen Aviation, Inc.)
                              SK REAL ESTATE, INC.
                              SAFETY-KLEEN INTERNATIONAL, INC.

                              SAFETY-KLEEN OIL RECOVERY CO.
                              SAFETY-KLEEN OIL SERVICES, INC.
                              THE SOLVENTS RECOVERY SERVICE OF
                                 NEW JERSEY, INC.


                                  By: /s/ Henry H. Taylor
                                      ------------------------------
                                      Name:  Henry H. Taylor
                                      Title: Secretary

                              3E COMPANY ENVIRONMENTAL,
                                ECOLOGICAL AND ENGINEERING


                                  By: /s/ Henry H. Taylor
                                      ------------------------------
                                      Name:  Henry H. Taylor
                                      Title: Assistant Secretary

                              SK INSURANCE COMPANY


                                  By: /s/ A. John Guignion
                                      ------------------------------
                                      Name:  A. John Guignion
                                      Title: Vice President & Director

                              SK EUROPE, INC.


                                  By: /s/ Henry H. Taylor
                                      ------------------------------
                                      Name:  Henry H. Taylor
                                      Title: Secretary

                              SAFETY-KLEEN (ENCOTEC), INC. (formerly
                                known as Laidlaw Environmental, Inc.)


                                  By: /s/ William D. Ridings
                                      ------------------------------
                                      Name:  William D. Ridings
                                      Title: Vice President of Finance and
                                             Treasurer